UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2009

CITIBANK CREDIT CARD ISSUANCE TRUST
(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE	333-145220-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I
(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK	333-145220-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-145220	46-0358360
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

701 East 60th Street, North Sioux Falls, South Dakota	57117
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant's telephone number, including area code:  (605) 331-2626
(Former name or former address, if changed since last report):  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

     On May 1, 2009, Citibank Credit Card Master Trust I issued a series of investor certificates to Citibank (South Dakota), National Association entitled the Series 2009 Credit Card Participation Certificate.  The Series 2009 Certificate was issued to provide credit enhancement to the collateral certificate (Series 2000), which is Citibank Credit Card Issuance Trust’s primary asset and source of funds for the payment of principal and interest on its notes.  In general, if excess spread in any monthly period is insufficient to cover the amount of defaulted principal receivables allocated to the collateral certificate, principal collections allocated to the Series 2009 Certificate will be reallocated to the collateral certificate to cover the deficiency up to the principal amount of the Series 2009 Certificate. The reallocated Series 2009 principal collections will be treated as a portion of the finance charge collections allocated to the collateral certificate.  The principal amount of the Series 2009 Certificate is variable depending upon the outstanding principal amount of the issuance trust’s notes, and will generally equal 4.45230% of the invested amount of the collateral certificate. On the date of issuance, the principal amount of the Series 2009 Certificate was $2,940,176,478. The Series 2009 Certificate will accrue interest at a floating rate.

The terms of the Series 2009 Certificate are set forth in the Series 2009 Supplement dated as of May 1, 2009 between Citibank (South Dakota), National Association, as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, to the Pooling and Servicing Agreement.  The Series 2009 Supplement is attached hereto as Exhibit 99.1.

On May 1, 2009, Citibank (South Dakota), National Association, as Seller, Servicer and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas, as Trustee, entered into Amendment No. 2 dated as of May 1, 2009, to the Series 2000 Supplement dated as of September 26, 2000, to the Pooling and Servicing Agreement.  The amendment to the Series 2000 Supplement reflects the treatment of the principal collections reallocated from the Series 2009 Certificate as a portion of the finance charge collections allocated to the collateral certificate.  Amendment No. 2 to the Series 2000 Supplement is attached hereto as Exhibit 4.1.

On May 1, 2009, Citibank Credit Card Issuance Trust and Deutsche Bank Trust Company Americas, as Trustee, entered into Amendment No. 1 dated as of May 1, 2009, to the Terms Document dated March 25, 2009, relating to the Citiseries Class 2009-A1 Notes.  The amendment to the Class 2009-A1 Terms Document gives effect to the issuance trust’s election, as permitted by the Indenture and recognizing the increased enhancement provided by the Series 2009 Certificate, to reduce the amount of subordination available to the Class 2009-A1 Notes.  As a result of this amendment, the Class 2009-A1 Notes will have the same credit enhancement levels as the other outstanding term Class A notes of the issuance trust.  Amendment No. 1 to the Class 2009-A1 Terms Document is attached hereto as Exhibit 4.2.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1	Amendment No. 2 dated as of May 1, 2009, to the Series 2000 Supplement dated as of September 26, 2000, to the Pooling and Servicing Agreement

Exhibit 4.2	Amendment No. 1 dated as of May 1, 2009, to the Terms Document dated March 25, 2009 relating to the Class 2009-A1 Notes

Exhibit 99.1	Series 2009 Supplement dated as of May 1, 2009, to the Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK (SOUTH DAKOTA),
NATIONAL ASSOCIATION,
as Depositor of Citibank Credit Card Issuance Trust
and Citibank Credit Card Master Trust I
(Registrant)

By:    /s/ Douglas C. Morrison
----------------------------------------
Douglas C. Morrison
Vice President

Dated:  May 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 2 dated as of May 1, 2009, to the Series 2000 Supplement dated as of September 26, 2000, to the Pooling and Servicing Agreement

4.2	Amendment No. 1 dated as of May 1, 2009, to the Terms Document dated March 25, 2009 relating to the Class 2009-A1 Notes

99.1	Series 2009 Supplement dated as of May 1, 2009, to the Pooling and Servicing Agreement